UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 11, 2010

CIT GROUP INC.
(Exact name of registrant as specified in its charter)

Delaware	001-31369	65-1051192

(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

505 Fifth Avenue
New York, New York 10017
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (212) 771-0505

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1 — Registrant’s Business and Operations

Item 1.01 Entry into a Material Definitive Agreement

The information set forth below under “Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant” is incorporated herein by reference.

Section 2 — Financial Information

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

On August 11, 2010, CIT Group Inc. and certain of its subsidiaries entered into the Third Amended and Restated Credit and Guaranty Agreement, among Bank of America, N.A., as administrative and collateral agent, and the lenders party thereto (the “Third Amended and Restated Credit Agreement”), to refinance a portion of the remaining first lien term loans (the “Existing Term Loans”) outstanding under Tranche 1 and Tranche 2 of the Second Amended and Restated Credit and Guaranty Agreement, dated as of October 28, 2009. The Company used $3.0 billion of new borrowings (the “New Term Loans”) under Tranche 3 of the Third Amended and Restated Credit Agreement to refinance amounts outstanding under Tranche 1 and Tranche 2 of the first lien term loans and repaid approximately $1.0 billion of remaining Existing Term Loans on August 11, 2010 with cash on hand; no outstanding borrowings remain under Tranche 1 or Tranche 2. The New Term Loans mature on August 11, 2015, are secured by a first lien on substantially the same collateral that secures the Existing Term Loans and accrue interest at a per annum rate of LIBOR plus 4.50% or Base Rate plus 3.50%, with LIBOR and Base Rate “floors” of 1.75% and 2.75%, respectively.

The foregoing description of the Third Amended and Restated Credit Agreement and the transactions contemplated thereby is not complete and is subject to and qualified in its entirety by reference to the Third Amended and Restated Credit Agreement, a copy of which is attached hereto as Exhibit 10.1 and the terms of which are incorporated herein by reference.

Section 9 — Financial Statements and Exhibits

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits.

10.1

Third Amended and Restated Credit and Guaranty Agreement, dated as of August 11, 2010, among CIT Group Inc., certain subsidiaries of CIT Group Inc., the lenders party thereto, and Bank of America, N.A., as administrative agent and collateral agent.

Forward-Looking Statement

This document contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. All forward-looking statements (including statements regarding future financial and operating results) involve risks, uncertainties and contingencies, many of which are beyond CIT’s control, which may cause actual results, performance, or achievements to differ materially from anticipated results, performance, or achievements. All statements contained in this document that are not clearly historical in nature are forward-looking, and the words “anticipate,” “believe,” “expect,” “estimate,” “plan,” and similar expressions are generally intended to identify forward-looking statements. Economic, business, funding market, competitive and/or regulatory factors, among others, affecting CIT’s businesses are examples of factors that could cause actual results to differ materially from those described in the forward-looking statements. More detailed information about these factors are described in CIT’s filings with the Securities and Exchange Commission, including its Annual Report on Form 10-K for the year ended December 31, 2009. CIT is under no obligation to (and expressly disclaims any such obligation to) update or alter its forward-looking statements, whether as a result of new information, future events or otherwise.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CIT GROUP INC.
(Registrant)

Date: August 11, 2010	By:	/s/ Scott T. Parker
		Name:	Scott T. Parker
		Title	Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

10.1

Third Amended and Restated Credit and Guaranty Agreement, dated as of August 11, 2010, among CIT Group Inc., certain subsidiaries of CIT Group Inc., the lenders party thereto, and Bank of America, N.A., as administrative agent and collateral agent.